L&L Energy, Inc. 130 Andover Park E. SuitE 200 Seattle, WA 98188

VOTE BY INTERNET -  www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY  OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

To vote, mark blocks below in blue or black ink as follows: Keep this portion for your records

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Detach and return this portion only

This Proxy Card is valid only when signed and dated

The Board of Directors recommends you vote FOR the following.
1. Election of Directors	For	Against	Abstain
01 Dickson V. Lee	☐	☐	☐
02 Shirley Kiang	☐	☐	☐	The Board of Directors recommends you
03 Norman Mineta	☐	☐	☐	vote 3 YEARS on the following proposal:	1 year	2 years	3 years	Abstain
04 Ian G. Robinson	☐	☐	☐	3. To recommend, by non-binding vote, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐
05 Dennis Bracy	☐	☐	☐
06 Robert W. Lee	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
07 Syd S. Peng	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. To approve, by non-binding advisory vote, the fiscal year ending April 30, 2011 compensation paid to the Company's named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [Please sign withIN BOX] Date				Signature (Joint Owner) Date

Important Notice Regarding the Availability of Proxy Material for the Annual Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

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L & L ENERGY, INC. Annual

Meeting of Shareholders

September 15, 2011 9:30 AM
This proxy is solicited by the Board of Directors

The undersigned shareholder of L & L Energy, Inc. hereby appoints Dickson V. Lee, the proxy of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the annual meeting of stockholders of the Company to be held at 130 Andover Park East, Suite 200, Seattle, WA 98188, on Thursday, September 15, 2011 at 9:30 AM., Pacific Time, and any and all adjournments of said meeting, and to vote all shares of stock of L&L International Holdings, Inc., registered in the name of the undersigned and entitled to vote at said meeting upon the matters set forth below.

THIS PROXY  IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN.  IF NO DIRECTION IS GIVE, THIS  PROXY  WILL  BE VOTED FOR PROPOSALS 1 AND 2, AND FOR THREE YEARS  ON PROPOSAL 3.

Continued and to be signed on reverse side